--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: MARCH 22, 2004

                              CENTURY BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         MASSACHUSETTS                          ______
(STATE OR OTHER JURISDICTION OF          (COMMISSION FILE NO.)                             04-2498617
         INCORPORATION)                         0-15752                        (IRS EMPLOYER IDENTIFICATION NO.)

       400 MYSTIC AVENUE                                                                      02155
          MEDFORD, MA                                                                      (ZIP CODE)
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (781) 391-4000

                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

The following information is furnished pursuant to this Item 5.

On March 19, 2004, Century Bancorp, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing preliminary first quarter 2004 results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not Applicable

(b)   Not Applicable

(c)   Exhibits

99.1  Century Bancorp, Inc. press release dated March 19, 2004.



                                   SIGNATURES

      Pursuant to the requirement of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CENTURY BANCORP, INC.


                                                 /s/ Paul V. Cusick, Jr.
                                                 ----------------------------
                                                 Paul V. Cusick, Jr.
                                                 Vice President and Treasurer

Dated:   March 22, 2004

Exhibit 99.1

(CENTURY BANCORP INC LOGO)

            NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact: Paul V. Cusick, Jr.

Phone: (781) 393-4601

Fax: (781) 393-4071





         CENTURY BANCORP, INC. REPORTS PRELIMINARY FIRST QUARTER RESULTS

MEDFORD, MA, MARCH 19, 2004---Century Bancorp Inc. (NASDAQ:CNBKA) (www.century-bank.com) ("the Company") today announced that it expects earnings for the first quarter ended March 31, 2004 to be negatively impacted by the current level of interest rates. In previous press releases, Century has noted that its net interest margin has declined as assets continue to reprice at historically low levels without a corresponding decrease in rates paid on deposits. This trend has continued into the first quarter of 2004.

Century expects its net interest margin for the first quarter ended 2004 to be approximately 2.6% or approximately forty basis points lower than the fourth quarter ended December 31, 2003. Accordingly, net interest income will be approximately 9% or $1.0 million lower than the previous quarter.

Century Bancorp, Inc., through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-one full-service branches in the Greater Boston area, offers a full range of Business, Personal, Cash Management, Municipal and Investment products.

Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.

This press release contains certain "forward-looking statements" with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.